UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 6, 2016
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Northwest Natural Gas Company (“NW Natural”) plans to participate in meetings with investors and analysts and present and distribute materials in connection with such meetings starting on Tuesday, December 6, 2016. A copy of the slide presentation to be presented and distributed by NW Natural in connection with such meetings is filed herewith as Exhibit 99.1 and is available on the Investors section of NW Natural’s website. NW Natural regularly posts copies of materials used in connection with investor and analysts meetings on its website and intends to post copies of materials to be used in connection with future meetings on its website prior to the commencement of such meetings.

The information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
The following exhibit is being furnished pursuant to Item 7.01 herein.

Exhibit	Description

99.1	NW Natural Investor Presentation dated December 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: December 6, 2016	/s/ Brody J. Wilson
Chief Financial Officer, Treasurer,
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	NW Natural Investor Presentation dated December 2016